Exhibit 10.16
PROMISSORY NOTE

El Paso, Texas	June 24, 2005	$2,000,000.00
     For value received, the undersigned (whether one or more, the “Borrower”) promises to pay to the order of WESTERN REFINING COMPANY, L.P. a Delaware limited partnership (whether one or more, the “Noteholder”), at its offices at 6500 Trowbridge, El Paso, Texas 79905 the sum of TWO MILLION AND NO/100 DOLLARS ($2,000,000,00), or so much thereof as may be advanced, in legal tender money of the United States, with interest thereon from date until maturity at the rate or rates set forth below. Interest from the date hereof on the principal balance from time to time remaining unpaid prior to maturity shall be payable at the Prime Rate (as hereinafter defined) in effect from day today. Interest shall be computed as if each year consisted of 365 days or 366 days, as applicable.
     All past due principal and interest on this Note shall bear interest after maturity (whether by acceleration or otherwise) until paid at an interest rate per annum which, from day to day, shall be equal to the lesser of (a) the highest interest rate permitted by applicable law (the “Maximum Rate”) or, (b) the rate of twelve percent (12%) per annum, computed on the basis of a 365 day or 366 day year, as the case may be.
     As used herein, Prime Rate shall mean the rate of interest per annum quoted on a daily basis in The Wall Street Journal (Southwest Edition) as the base rate on corporate loans at large U.S. Money Center Commercial Banks (or as “Prime Rate” may be similarly therein defined). In the event more than one rate is quoted, or if a range or “spread” of rates is quoted, then, in such case, the highest rate quoted shall be the “Prime Rate” for the purposes thereof. Such Prime Rate is currently quoted under the “Money Rates” column for the prior business day; provided, however, for the purpose of this Note, the quoted Prime Rate shall be effective as of and for the date of publication of the issue of The Wall Street Journal in which the Prime Rate is quoted, and not such prior business day, and shall remain in effect until the Prime Rate is reset in accordance with the foregoing. If The Wall Street Journal should cease quoting such Prime Rate, then Lender may refer to another similar source that identifies the Prime Rate. THE PRIME RATE IS USED AS A DEVICE TO SET THE RATE OF INTEREST ONLY; IN NO EVENT IS IT TO BE CONSTRUED AS A WARRANTY OR REPRESENTATION OF FAVORABILITY OF RATE OR A REPRESENTATION THAT LOANS WILL NOT BE MADE TO OTHER BORROWERS AT LOWER RATES.
     This Note is secured by a Deed of Trust lien covering Lot 13, Block 17 and Lot 20, Block 7, Womble Addition, an addition to the City of El Paso, El Paso County, Texas, according to the map thereof on file in Volume 13, Page 32, Plat Records of El Paso County, Texas and is to be secured by deeds of trust liens covering additional properties acquired by Borrower with the proceeds of advances by Noteholder to Borrower made at the sole discretion of Noteholder.
     Accrued interest only shall be due and payable quarterly, with the first such quarterly payment of accrued interest being due and payable on September 1, 2005 and thereafter on the same day of each and every third month until June 1, 2010, at which time the entire unpaid balance of principal plus accrued interest shall be due and payable.

     THIS LOAN IS PAYABLE IN FULL AT MATURITY. YOU MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THE LOAN AND UNPAID INTEREST THEN DUE. THE NOTEHOLDER IS UNDER NO OBLIGATION TO REFINANCE THE LOAN AT THAT TIME. YOU WILL, THEREFORE, BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS THAT YOU MAY OWN, OR YOU WILL HAVE TO FIND A NOTEHOLDER, WHICH MAYBE THE NOTEHOLDER YOU HAVE THIS LOAN WITH, WILLING TO LEND YOU THE MONEY. IF YOU REFINANCE THIS LOAN AT MATURITY, YOU MAY HAVE TO PAY SOME OR ALL OF THE CLOSING COSTS NORMALLY ASSOCIATED WITH A NEW LOAN EVEN IF YOU OBTAIN REFINANCING FROM THE SAME NOTEHOLDER.
     Lender may disburse the principal of this Note to Borrower in one or more advances from time to time so long as the outstanding principal balance hereof never at any time exceeds the principal sum of $2,000,000,00, and Borrower shall be entitled to prepay the principal or interest owing on this Note from time to time and at any time, in whole or in part, down to a minimum of $100.00, without penalty. Thereafter, prior to the final maturity date of this Note, if no conditions for accelerations have occurred and are continuing, and if Borrower requests, Lender, at its option may make additional advances of principal hereunder. All prepayments shall be applied first to interest then accrued and the balance in reduction of principal, and this Note shall not be deemed to be terminated or cancelled prior to the maturity date hereof even though the entire principal balance hereof may from time to time be paid in full.
     It is understood and agreed that failure to pay any installment of principal or interest on this Note when due, or a default under the terms of any of the collateral documents securing repayment hereof, shall at the election of the holder hereof mature without notice, demand or presentment, the entire principal balance of this Note then unpaid. If Noteholder requires the services of an attorney to enforce the payment of this Note or the performance of the other collateral documents, or if this Note is collected through any law suit, probate, bankruptcy, or other judicial proceeding, Borrower agrees to pay Noteholder all court costs, reasonable attorney’s fees and expenses, and other collection costs incurred by Noteholder.
     The extension of time of payment of any installment(s) due hereon, or the entire Note, at any time or times shall not operate to release the security for this obligation or any person liable hereon in any manner. All makers, signers, guarantors, sureties and endorsers severally waive (to the extent permitted by law) diligence, demand, notice, presentment, notice of intention to accelerate, notice of acceleration, protest, and notice of dishonor. Failure of the holder of this Note to exercise any right given to it hereunder shall not be deemed laches or a waiver thereof, but any such right shall be exercised by the holder thereof at any time after default by any person hereon and against any security or person liable hereon.
     Borrower and Noteholder intend to conform strictly to the applicable federal or state usury laws now or hereafter in force with respect to this Note. To such end: (i) the aggregate of all interest and other charges constituting interest under such applicable usury laws and contracted for, chargeable or receivable under all documents and instruments now or hereafter executed in connection with this Note, including this Note (collectively the “Loan Documents”), shall never exceed the maximum amount of interest, nor produce a rate in excess of the maximum contract rate of interest that Noteholder is authorized to charge Borrower under such applicable usury laws; (ii) if any excess interest is provided for, it shall be deemed a mistake, and the excess shall, at the option of Noteholder, either be refunded to Borrower or credited on the unpaid principal balance of this Note, and the Loan Documents shall be automatically reformed to permit for only the collection of the maximum legal contract rate and the maximum amount of interest; (iii) in determining the maximum amount of interest that Noteholder may charge to Borrower, all interest shall be amortized, prorated, allocated and spread over the entire term of this Note to the full extent permitted by applicable federal or state law; and (iv) in the event that this Note is prepaid or the maturity as accelerated, unearned interest shall be cancelled and, if theretofore paid, shall at the option of Noteholder, either be refunded to Borrower or credited on the unpaid balance of this Note.
     This Note has been executed and delivered in Texas, and shall be construed in accordance with the applicable laws of the State of Texas and the laws of the United States of America applicable to transactions in Texas; provided, however, it is understood that the loan evidenced by this Note is not made pursuant to Chapter 342 or Chapter 343 of the Texas Finance Code, and that Chapter 346 of the Texas Finance Code relating to certain revolving credit loan accounts and tri-party accounts is not applicable to this Note. The applicable rate ceiling under Texas law shall be the indicated “weekly” rate ceiling from time to time in effect as provided in Chapter 303 of the Texas Finance Code,

ASCARATE GROUP LLP, a Texas limited liability partnership

By: Name:	/s/ Scott Weaver Scott Weaver
Title:	Designated Representative

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